UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2024

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way,
Reston,	Virginia	20190
(Address of principal executive offices)		(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 25, 2024, VeriSign, Inc. (the “Company”) and the Internet Corporation for Assigned Names and Numbers (“ICANN”) entered into the renewal of the .com Registry Agreement (the “Agreement”), which amends and restates in its entirety the .com Registry Agreement, dated December 1, 2012, as amended on October 20, 2016, March 27, 2019, and March 27, 2020 (the “Prior Agreement”). The Agreement is effective as of December 1, 2024. The current term of the Prior Agreement expires on November 30, 2024.

The Agreement includes certain new provisions to better align the Agreement with ICANN's Base Registry Agreement, including permissible increases based on the U.S. Consumer Price Index in the domain name transaction fees that the Company pays to ICANN, obligations related to mitigation of Domain Name System (“DNS”) abuse, and service level requirements for the Registration Data Access Protocol. The Agreement also contains new commitments to enhance the security, stability and resiliency of the .com Top-Level Domain ("TLD"), including new security incident reporting commitments and obligations for the parties to discuss business continuity.

There are no changes to the provision governing the price that the Company charges for .com domain names.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.01.

Item 8.01.	Other Events

The Company and ICANN also entered into a new amendment to a separate binding Letter of Intent (“LOI”) dated March 27, 2020, as amended on July 1, 2023. The LOI, as amended, formalized a framework by which ICANN and the Company work together to enhance the security, stability and resiliency of the .com and .net TLDs and the DNS. Pursuant to the new, second amendment to the LOI, among other items, the Company and ICANN will discuss certain issues related to Internationalized Domain Names and the renewal of the LOI on substantially similar terms before the December 31, 2025 expiration date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.01	Registry Agreement between VeriSign, Inc. and the Internet Corporation for Assigned Names and Numbers, entered into on November 25, 2024.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: November 27, 2024	By:	/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary